Capitalized Costs Relating To Oil and Gas Activities (Detail) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Oil and natural gas properties:
Proved properties and equipment	$ 577,764,738	$ 489,472,814
Unproved properties	70,298,349	65,725,668
Capitalized asset retirement cost	6,927,207	6,481,752
Accumulated depletion and amortization	(133,080,366)	(75,122,695)
Property impairment	(33,810,331)	(5,478,264)
Total	$ 488,099,597	$ 481,079,275